INVENTORIES	12 Months Ended
Dec. 31, 2021
INVENTORIES
INVENTORIES

13.     INVENTORIES

The Group is planning to launch Home Swap service in order to provide an alternative way to finance a real estate purchase by facilitating simultaneous sales and purchases of properties. The Home Swap service is currently in its testing phase, where the Group checks different consumer hypotheses to find the best product market fit. Within the testing period, the Group purchases some properties for the Group’s own account to support the development of this service. The total amount of such purchases amounted to 141 in 2021.

In 2021, inventories of 33 (2020: nil) were recognized as an expense during the year, in which the related revenue was recognized, and included in other operating expenses.